UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 22, 2021	(June 22, 2021)
Date of Report (Date of earliest event reported)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road	Delaware	Ohio	43015
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

On June 22, 2021, Greif, Inc. (the “Company”) issued a press release that announced the following:

•Peter G. Watson, its President and Chief Executive Officer, will retire from the Company, effective February 1, 2022.

•The Company’s Board of Directors has elected Ole Rosgaard (i) to succeed Mr. Watson as President and Chief Executive Officer, effective February 1, 2022, and (ii) as Chief Operating Officer of the Company until that time.

•Michael J. Gasser, who has served as Chairman of the Company’s Board of Directors since 1994, will not stand for re-election to the Board at the Company’s 2022 annual meeting of stockholders. Mr. Gasser’s decision not to stand for re-election is not the result of any disagreement with the Company.

Mr. Rosgaard, age 57, joined the Company in 2015 and currently serves as Senior Vice President, Group President of Global Industrial Packaging. Prior to that, Mr. Rosgaard was Senior Vice President and Group President leading the Global Rigid Industrial Packaging business and previously served as Senior Vice President and Group President, Rigid Industrial Packaging-Americas. Mr. Rosgaard also led Greif’s global sustainability initiatives through 2020.

There are no arrangements or understandings between Mr. Rosgaard and any other persons pursuant to which he was selected to be President and Chief Executive Officer. There are also no family relationships between Mr. Rosgaard and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif Inc. on June 22, 2021 announcing Chief Executive Officer and Board of Director Transition Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: June 22, 2021	By	/s/ Gary R. Martz
Gary R. Martz Executive Vice President